Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International Applauds Historic Move

Toward U.S. Marijuana Rescheduling

Vancouver, BC and Orlando, FL – May 17, 2024 – Village Farms International, Inc. (“Village Farms”) (NASDAQ: VFF) applauds the U.S. Department of Justice’s historic decision to pursue federal rescheduling of marijuana for medical purposes to Schedule III from Schedule I under the Controlled Substances Act (CSA) (the “Rescheduling Proposal”). The Rescheduling Proposal starts a 60-day period for public comment.

“We are encouraged by this continued regulatory progress and are actively evaluating multiple parallel strategies that may enable Village Farms to enter the legal U.S. marijuana market. All options are expected to leverage our unmatched cannabis success in Canada, using our advantage as one of the largest and highest quality greenhouse cannabis operations in the world. We will continue to monitor regulatory and other developments that may result from the proposed rescheduling and look forward to determining the right path forward for the Company and our shareholders to fully capitalize on the U.S. marijuana opportunity,” said Michael DeGiglio, President and Chief Executive Officer, Village Farms International.

About Village Farms International

Village Farms leverages decades of experience as a large-scale, Controlled Environment Agriculture-based, vertically integrated supplier for high-value, high-growth plant-based Consumer Packaged Goods opportunities, with a strong foundation as a leading fresh produce supplier to grocery and large-format retailers throughout the U.S. and Canada, and new high-growth opportunities in the cannabis and CBD categories in North America, the Netherlands and selected markets internationally.

The Company's wholly-owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world, the lowest-cost greenhouse producer and one of Canada’s best-selling brands. The Company also owns 70% of Québec-based, Rose LifeScience, a leading third-party cannabis products commercialization expert in the Province of Québec. Village Farms ranks as the #2 producer nationally in Canada.

In the U.S., wholly-owned Balanced Health Botanicals is one of the leading CBD brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US high-THC cannabis market via multiple strategies, leveraging one of the largest greenhouse operations in the country (more than 5.5 million square feet in West Texas), as well as the operational and product expertise gained through Pure Sunfarms' cannabis success in Canada.

Internationally, Village Farms is targeting selected, nascent, legal cannabis and CBD opportunities with significant medium- and long-term potential, with an initial focus on the Asia-Pacific region and Europe. In the Netherlands, it is the only North American producer to hold one of ten cannabis licenses in this limited license country.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Inc. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the limited operational history of the Delta RNG Project in our energy segment; the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; rising interest rates; and tax risks

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including this Press Release and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events

Contact Information

Lawrence Chamberlain Investor Relations LodeRock Advisors (416) 519-4196 lawrence.chamberlain@loderockadvisors.com